                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              CENTENE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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     previously. Identify the previous filing by registration statement number,
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

                              CENTENE CORPORATION
                       7711 CARONDELET AVENUE, SUITE 800
                           ST. LOUIS, MISSOURI 63105

                                                                  March 31, 2003

DEAR FELLOW STOCKHOLDERS:

     Our Annual Meeting of Stockholders will be held at The Ritz-Carlton, 100 Carondelet Avenue, St. Louis, Missouri, at 10:00 A.M., central daylight savings time, on Tuesday, May 6, 2003. Annual meetings play an important role in maintaining communications and understanding among our management, board of directors and stockholders, and I hope that you will be able to join us.

     On the pages following this letter you will find the Notice of 2003 Annual Meeting of Stockholders, which lists the matters to be considered at the meeting, and the proxy statement, which describes the matters listed in the Notice. We have also enclosed our 2002 Annual Report to Stockholders.

     If you are a stockholder of record, we have enclosed your proxy card, which allows you to vote on the matters considered at the meeting. Simply mark, sign and date your proxy card, and then mail the completed proxy card in the enclosed postage-paid envelope. You may attend the meeting and vote in person even if you have sent in a proxy card.

     If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted.

                                          Sincerely,

                                          /s/ Michael F. Neidorff
                                          Michael F. Neidorff
                                          President and Chief Executive Officer

      THE ABILITY TO HAVE YOUR VOTE COUNTED AT THE MEETING IS AN IMPORTANT
        STOCKHOLDER RIGHT, AND I HOPE YOU WILL CAST YOUR VOTE IN PERSON
            OR BY PROXY REGARDLESS OF THE NUMBER OF SHARES YOU HOLD.

                              CENTENE CORPORATION
                       7711 CARONDELET AVENUE, SUITE 800
                           ST. LOUIS, MISSOURI 63105

                 NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

Time and Date.................   10:00 A.M., central daylight savings time, on
                                 Tuesday, May 6, 2003

Place.........................   The Ritz-Carlton
                                 100 Carondelet Avenue
                                 St. Louis, Missouri

Items of Business.............   At the meeting, we will ask you and our other
                                 stockholders to:

                                 (1) elect three Class II directors to
                                 three-year terms;

                                 (2) adopt our 2003 Stock Incentive Plan;

                                 (3) approve our Short-Term Executive
                                 Compensation Plan; and

                                 (4) transact any other business properly presented at the meeting.

Record Date...................   You may vote if you were a stockholder of
                                 record at the close of business on March 21, 2003.

Proxy Voting..................   It is important that your shares be represented
                                 and voted at the meeting. Whether or not you plan to attend the meeting, please mark, sign, date and promptly mail your proxy card in the enclosed postage-paid envelope. You may revoke your proxy at any time before its exercise at the meeting.

                                          By order of the Board of Directors,

                                          /s/ Karey L. Witty
                                          Karey L. Witty
                                          Secretary

St. Louis, Missouri
March 31, 2003

                                PROXY STATEMENT
                                    FOR THE
                              CENTENE CORPORATION
                      2003 ANNUAL MEETING OF STOCKHOLDERS

                               TABLE OF CONTENTS

                  INFORMATION ABOUT THE MEETING
This Proxy Statement........................................    1
Who May Vote................................................    1
How to Vote.................................................    1
Quorum Required to Transact Business........................    2

                     DISCUSSION OF PROPOSALS
Proposal One: Election of Class II Directors................    3
Proposal Two: Adoption of 2003 Stock Incentive Plan.........    4
Proposal Three: Approval of Short-Term Executive
  Compensation Plan.........................................    7
Other Matters...............................................    8
Submission of Future Stockholder Proposals..................    9

  INFORMATION ABOUT CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
Background Information about Directors Continuing in
  Office....................................................   10
Background Information about Executive Officers.............   11

             INFORMATION ABOUT CORPORATE GOVERNANCE
General.....................................................   13
Board and Committee Meetings................................   13
Compensation of Directors...................................   14
Equity Compensation Plan Information........................   15
Audit Committee Report......................................   15
Independent Auditors........................................   16
Independent Auditor Fees and Other Matters..................   17
Certain Relationships and Related-Party Transactions........   17

            INFORMATION ABOUT EXECUTIVE COMPENSATION
Summary Compensation........................................   18
Employment Agreements.......................................   19
Compensation Committee Report...............................   21
Compensation Committee Interlocks and Insider
  Participation.............................................   22

                          OTHER MATTERS
Information About Stock Ownership...........................   23
Stock Performance Graph.....................................   25
Section 16(a) Beneficial Ownership Reporting Compliance.....   25
Householding................................................   25

                           APPENDICES
A.  2003 Stock Incentive Plan...............................  A-1
B.  Short-Term Executive Compensation Plan..................  B-1
C.  Audit Committee Charter.................................  C-1

                         INFORMATION ABOUT THE MEETING

THIS PROXY STATEMENT

     We have sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at our 2003 Annual Meeting of Stockholders or any adjournment or postponement of the meeting. The meeting will be held at 10 A.M., central daylight savings time, on Tuesday, May 6, 2003, at The Ritz-Carlton, 100 Carondelet Avenue, St. Louis, Missouri.

     - THIS PROXY STATEMENT summarizes information about the proposals to be considered at the meeting and other information you may find useful in determining how to vote.

     - THE PROXY CARD is the means by which you actually authorize another person to vote your shares in accordance with the instructions.

     Our directors, officers and employees may solicit proxies in person or by telephone, mail, electronic mail, facsimile or telegram. We will pay the expenses of soliciting proxies, although we will not pay additional compensation to these individuals for soliciting proxies. We will request banks, brokers and other nominees holding shares for a beneficial owner to forward copies of the proxy materials to those beneficial owners and to request instructions for voting those shares. We will reimburse these banks, brokers and other nominees for their related reasonable expenses. We have not retained the services of any proxy solicitation firm to assist us in soliciting proxies.

     We are mailing this proxy statement and the enclosed proxy card to stockholders for the first time on or about March 31, 2003. In this mailing, we are including copies of our 2002 Annual Report to Stockholders.

WHO MAY VOTE

     Holders of record of our common stock at the close of business on March 21, 2003 are entitled to one vote per share on each matter properly brought before the meeting. The proxy card states the number of shares you are entitled to vote.

     A list of stockholders entitled to vote will be available at the meeting. In addition, you may contact our Secretary, Karey L. Witty, at our address as set forth in the notice appearing before this proxy statement, to make arrangements to review a copy of the stockholder list at our offices located at 7711 Carondelet Avenue, Suite 800, St. Louis, Missouri, before the meeting, between the hours of 8:30 A.M. and 5:30 P.M., central daylight savings time, on any business day from April 25, 2003 up to the time of the meeting.

HOW TO VOTE

     You may vote your shares at the meeting in person or by proxy:

     - TO VOTE IN PERSON, you must attend the meeting, and then complete and submit the ballot provided at the meeting.

     - TO VOTE BY PROXY, you must mark, sign and date the enclosed proxy card and then mail the proxy card in the enclosed postage-paid envelope. Your proxy will be valid only if you complete and return the proxy card before the meeting. By completing and returning the proxy card, you will direct the designated persons to vote your shares at the meeting in the manner you specify in the proxy card. If you complete the proxy card with the exception of the voting instructions, then the designated persons will vote your shares for the election of the nominated directors, the adoption of the 2003 Stock Incentive Plan and the approval of the Short-Term Executive Compensation Plan. If any other business properly comes before the meeting, the designated persons will have the discretion to vote your shares as they deem appropriate.

     Even if you complete and return a proxy card, you may revoke it at any time before it is exercised by taking one of the following actions:

     - send written notice to Karey L. Witty, our Secretary, at our address as set forth in the Notice appearing before this proxy statement;

     - send us another signed proxy with a later date; or

     - attend the meeting, notify our Secretary that you are present, and then vote by ballot.

     If your shares are held in the name of a bank, broker or other nominee holder, you will receive instructions from the holder of record explaining how your shares may be voted. Please note that, in such an event, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

QUORUM REQUIRED TO TRANSACT BUSINESS

     At the close of business on March 21, 2003, 10,943,142 shares of our common stock were outstanding. Our by-laws require that a majority of the shares of our common stock outstanding on that date be represented, in person or by proxy, at the meeting in order to constitute the quorum we need to transact business. We will count abstentions and broker non-votes in determining whether a quorum exists. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

                            DISCUSSION OF PROPOSALS

PROPOSAL ONE: ELECTION OF CLASS II DIRECTORS

     The first proposal on the agenda for the meeting is the election of three people to serve as Class II directors for three-year terms beginning at the meeting and ending at our 2006 Annual Meeting of Stockholders.

     Under our by-laws, our board of directors has the authority to fix the number of directors, provided that the board must have between five and eleven members. The number of directors currently is fixed at six, but will increase to seven as of the meeting. Our by-laws provide that the board is to be divided into three classes serving for staggered three-year terms.

     The board has nominated Edward L. Cahill and Robert K. Ditmore, the current Class II directors, for re-election, and also has nominated David L. Steward for initial election to the board. THE BOARD BELIEVES THE ELECTION OF THESE THREE NOMINEES IS IN OUR BEST INTEREST AND THE BEST INTEREST OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE ELECTION OF THE THREE NOMINEES. Brief biographies of the nominees, as of March 21, 2003, follow. You will find information about their stock holdings on page 23.

Edward L. Cahill..............   Mr. Cahill has been a director since September
                                 1998. Mr. Cahill has been a Partner of HLM
                                 Management Co., a private venture capital and investment advisors firm located in Boston, Massachusetts, since April 2000. From 1995 to
                                 April 2000, he was a Partner of Cahill, Warnock
                                 & Co., a venture capital firm he co-founded.
                                 From 1981 to 1995, Mr. Cahill was employed by
                                 Alex. Brown & Sons, an investment banking and brokerage firm, where he headed the firm's health care group. He is a director of Occupational Health & Rehabilitation, Inc., a
                                 Hingham, Massachusetts-based provider of occupational health services for employers, and a trustee of Johns Hopkins Medicine and Mercy
                                 Health Systems. Mr. Cahill is 50 years old.

Robert K. Ditmore.............   Mr. Ditmore has been a director since 1996. Mr.
                                 Ditmore was the President and Chief Operating
                                 Officer of United Healthcare Corp., a publicly traded managed care organization now known as UnitedHealth Group Incorporated, from 1985 to
                                 1991, and a director of UnitedHealth Group
                                 Incorporated from 1985 to 1995. Mr. Ditmore is
                                 69 years old.

David L. Steward..............   Mr. Steward is the founder of World Wide
                                 Technology, Inc. and has served as its Chairman since its founding in 1990. In addition, Mr.
                                 Steward has served as Chairman of Telcobuy.com, an affiliate of World Wide Technology, Inc., since 1997. World Wide Technology, Inc. and
                                 Telcobuy.com provide electronic procurement and logistics services to companies in the information technology and telecommunications industries. Mr. Steward is 51 years old.

     We expect that Messrs. Cahill, Ditmore and Steward will be able to serve if elected. If any of them are not able to serve, proxies may be voted for a substitute nominee or nominees.

     The nominees receiving the greatest number of votes cast will be elected as directors. We will not count abstentions when we tabulate votes cast for the director election. Brokers have discretionary voting power with respect to director elections.

PROPOSAL TWO: ADOPTION OF 2003 STOCK INCENTIVE PLAN

     On March 13, 2003, our board of directors adopted, subject to stockholder approval, the 2003 Stock Incentive Plan, referred to below as the 2003 Plan. Up to 1,250,000 shares of our common stock, subject to adjustment in the event of stock splits and other similar events, may be issued pursuant to awards granted under the 2003 Plan. As of March 21, 2003, a total of 265,385 shares of common stock remained available for grant under our other existing stock option plans.

     Our board believes that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key employees. In addition, the board believes that, in order to help us execute our strategy of expanding our operations through strategic acquisitions, it is desirable to ensure that we have a pool of options sufficient to allow us to grant options to employees and consultants of newly acquired businesses. ACCORDINGLY, THE BOARD BELIEVES ADOPTION OF THE 2003 PLAN IS IN OUR BEST INTERESTS AND THE BEST INTERESTS OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2003 PLAN. In the event the 2003 Plan is not adopted at the meeting, the board will reconsider the alternatives available to help attract, retain and motivate key individuals who are currently our employees or who become employees as the result of any future acquisitions.

     The affirmative vote of a majority of the common stock entitled to vote at the meeting is required for the adoption of the 2003 Plan. Broker non-votes will not be counted as votes in favor of such matter. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the 2003 Plan.

  DESCRIPTION OF THE 2003 PLAN

     The following is a brief summary of the 2003 Plan, a copy of which is attached as Appendix A to this proxy statement. The following summary is qualified in its entirety by reference to the 2003 Plan.

     Types of Awards

     The 2003 Plan provides for the grant of (a) incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, (b) non-statutory stock options and (c) restricted stock awards, collectively referred to herein as awards.

     Options. Optionees receive the right to purchase a specified number of shares of our common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. We may grant options only at an exercise price that is equal to or greater than the fair market value of our common stock on the date of grant. Under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code may not be granted at an exercise price less than the fair market value of our common stock on the date of grant or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of Centene. The 2003 Plan permits the following forms of payment of the exercise price of options: (a) payment by cash, check or in connection with a "cashless exercise" through a broker, (b) surrender of shares of our common stock that have been held for at least six months, (c) delivery of a promissory note, (d) any other lawful means, or (e) any combination of these forms of payment.

     Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of our common stock, subject to our right to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable award are not satisfied before the end of the applicable restriction period established for such award.

     Eligibility to Receive Awards

     Our employees, officers, directors, consultants and advisors are eligible to be granted awards under the 2003 Plan. Under present law, however, incentive stock options may only be granted to employees of Centene or any of our subsidiaries. The maximum number of shares with respect to which awards may be granted to any participant under the 2003 Plan may not exceed 500,000 shares in any calendar year.

     Plan Benefits

     As of March 21, 2003, approximately 633 persons were eligible to receive awards under the 2003 Plan, including our 8 executive officers and 5 non-employee directors. The granting of awards under the 2003 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.

     On March 21, 2003, the last reported sale price of our common stock on the Nasdaq National Market was $26.98 per share.

     Administration

     Our board of directors will administer the 2003 Plan. The board will have the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2003 Plan and to interpret the provisions of the 2003 Plan. Pursuant to the terms of the 2003 Plan, the board may delegate authority under the 2003 Plan to one or more committees or subcommittees of the board.

     Subject to any applicable limitations contained in the 2003 Plan, the board or any committee to which the board delegates authority, as the case may be, will select the recipients of awards and determine (a) the number of shares of our common stock covered by options and the dates upon which such options become exercisable, (b) the exercise price of options, (c) the duration of options and
(d) the number of shares of our common stock subject to any restricted stock or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

     The board is required to make appropriate adjustments in connection with the 2003 Plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization.

     If any award expires or is terminated, surrendered, canceled or forfeited, the unused shares of our common stock covered by such award will again be available for grant under the 2003 Plan, subject, however, in the case of incentive stock options, to any limitations under the Internal Revenue Code.

     Amendment or Termination

     No award may be made under the 2003 Plan after March 13, 2013, but awards previously granted may extend beyond that date. The board of directors may at any time amend, suspend or terminate the 2003 Plan, except that no award designated as subject to Section 162(m) of the Internal Revenue Code by the board after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such award) unless and until such amendment shall have been approved by our stockholders.

     If stockholders do not approve the adoption of the 2003 Plan, the 2003 Plan will not go into effect, and we will not grant any awards under the 2003 Plan. In such event, the board will consider whether to adopt alternative arrangements based on its assessment of our needs.

     U.S. Federal Income Tax Consequences

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2003 Plan and with respect to the sale of common stock acquired under the 2003 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

     Incentive Stock Options

     In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of common stock acquired through the exercise of the option, referred to below as ISO Stock. The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

     Generally, the tax consequences of selling ISO Stock will vary depending on the date on which it is sold. If the participant sells ISO Stock more than two years from the date the option was granted and more than one year from the date the option was exercised, then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

     If the participant sells ISO Stock before satisfying the above waiting periods, called a disqualifying disposition, then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year before the date of sale.

     If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year before the date of sale.

     Non-Statutory Stock Options

     As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-statutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the common stock acquired through the exercise of the option, referred to below as NSO Stock, on the exercise date over the exercise price.

     With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year before the date of the sale.

     Early-Exercise Alternative

     The board of directors may permit a participant to exercise the unvested portion of an option, subject to our right to repurchase the unvested shares. In general, a participant who exercises the unvested portion of an option and then makes a valid election under Section 83(b) of the Internal Revenue Code within 30 days of the exercise date should be taxed as if the underlying shares were vested shares with the consequences described above under "Incentive Stock Options" or "Non-Statutory Stock Options" (whichever is applicable), provided, however, that current law relating to incentive stock options in this context is not entirely certain. A participant who exercises the unvested portion of an option and does not make a valid Section 83(b) election within 30 days of the exercise date generally will be treated as having exercised the option to the extent that our repurchase right lapses with respect to the underlying shares. Otherwise, the participant will be taxed as described above under "Incentive Stock Options" or "Non-Statutory Stock Options," whichever is applicable.

     Restricted Stock Awards

     A participant will not recognize taxable income upon the grant of a restricted stock award unless the participant makes a Section 83(b) election. If the participant makes a valid Section 83(b) election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the award is granted, in an amount equal to the difference between the fair market value of our common stock at the time the award is granted and the purchase price paid for the common stock. If a valid Section 83(b) election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of our common stock at the time of such lapse and the original purchase price paid for the common stock. The participant will have a tax basis in the common stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

     Upon the disposition of the common stock acquired pursuant to a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the common stock and the participant's tax basis in the common stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year.

     Tax Consequences to Centene

     The grant of an award under the 2003 Plan generally will have no tax consequences to us. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any common stock acquired under the 2003 Plan will have any tax consequences to us. We, and our subsidiaries, generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 2003 Plan, including in connection with a restricted stock award or as a result of the exercise of a non-statutory stock option or a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code.

PROPOSAL THREE: APPROVAL OF SHORT-TERM EXECUTIVE COMPENSATION PLAN

     Our board of directors adopted the Short-Term Executive Compensation Plan, referred to below as the STEP, on March 13, 2003, subject to approval by the stockholders. The terms of the STEP are summarized below, but the summary is qualified in its entirety by reference to the full text of the STEP itself, which is attached as Appendix B to this proxy statement.

     Section 162(m) of the Internal Revenue Code, or the Code, limits our tax deduction to $1 million per year per executive for certain compensation paid to each of our chief executive officer and our four highest compensated executives other than the chief executive officer. We sometimes refer to each of these five employees as a "Specified Employee." In general, the regulations under Section 162(m) exclude from the $1 million limitation compensation that is, among other things, calculated based on "objective" performance criteria and awarded under a plan that has received stockholder approval. The board therefore recommends stockholder approval of the STEP so that we may, if all other requirements of the regulations are met, fully deduct certain annual bonus payments to the Specified Employees, described below as "Special Bonuses," in compliance with
Section 162(m) of the Code.

     The STEP provides us with an effective vehicle to focus and motivate the annual performance of our key employees, offer those employees opportunities to attain competitive levels of compensation and reward those employees who have contributed to our profitability. If the stockholders do not approve the STEP, no Special Bonuses will be paid under the STEP to Specified Employees. As a result of Section 162(m) of the Code, however, such other compensation might not be tax deductible.

     The granting of future incentive awards under the STEP is discretionary, and we cannot now determine the amount of awards to be granted in the future to any particular person or group.

     The purpose of the STEP is to motivate and reward executives by making a significant portion of their annual bonuses directly dependent upon achieving key strategic objectives. The STEP provides the opportunity for these employees to earn substantial incentive cash compensation for attaining financial and operational objectives that are critical to our ongoing growth and profitability.

     If approved by the stockholders, the STEP would be effective as of July 1, 2003. The STEP allows the Compensation Committee, or in certain situations its delegate, to grant to certain employees of us or any of our subsidiaries annual awards of two types: "Standard Bonuses" and "Special Bonuses." As of March 21, 2003, 12 individuals were eligible to participate in the STEP.

     A Standard Bonus may be granted at the discretion of the Compensation Committee or its delegate to any STEP participant. The amount of the Standard Bonus will be based on any criteria the Compensation Committee or its delegate wishes to consider, including the objective or subjective performance of the employee, Centene or any subsidiary thereof. A Standard Bonus will be paid at the time determined by the Compensation Committee.

     As indicated above, the STEP has been designed and will be administered to provide "performance-based" incentive compensation, within the meaning of
Section 162(m) of the Code. To that end, a Special Bonus may be granted at the discretion of the Compensation Committee to any of our executive officers or to any president of any of our subsidiaries or other business units. The eligible group is expected to include the Specified Employees. The amount of any Special Bonus will be based on objective performance goals established by the Compensation Committee, based on one or more of the following performance factors: (a) before or after tax net income; (b) earnings per share; (c) book value per share; (d) stock price; (e) return on stockholders' equity; (f) expense management; (g) return on investment; (h) improvements in capital structure; (i) profitability of an identifiable business unit or product; (j) profit margins; (k) budget comparisons; (l) total return to stockholders; (m) revenue growth; and (n) our performance relative to a peer group of companies on any of the measures above. The performance goals for STEP participants who have primary responsibility for a subsidiary or a business unit may be measured on business unit operating profit, business unit operating profit as a percent of revenue, or measures related to business unit profitability above its cost of capital, in place of some or all of the corporate performance measures. The Compensation Committee may reduce, but not increase, the amount of any Special Bonus. All terms and conditions of Special Bonuses, and the STEP provisions referring thereto, are intended to be administered and interpreted in accordance with Section 162(m) of the Code, to ensure that we can deduct the Special Bonuses. The performance goals based on one or more of the foregoing performance factors will be established by the Compensation Committee no more than 90 days after the commencement of the period to which the performance goals relate (or, if less, the number of days which is equal to 25% of the relevant performance period).

     The Compensation Committee has the authority to determine at its sole discretion the applicable performance period relating to any Bonus. Any such determination with respect to a Special Bonus, however, shall be subject to any applicable restrictions imposed by Section 162(m) of the Code.

     At the end of the applicable performance period, the Compensation Committee must certify as to the attainment of the applicable performance goals prior to payment of any Special Bonus. Bonuses will be paid as soon as practicable after certification of attainment of performance goals, where required, by the Compensation Committee, in cash. Payment may be deferred, in part or whole, on a mandatory basis by the Compensation Committee or electively by participants with Compensation Committee approval. The maximum amount of a Special Bonus under the STEP that may be granted in any fiscal year to any one participant shall be 2.5% of our consolidated earnings from operations before income taxes (as set forth in our audited consolidated financial statements) in the fiscal year (or, with respect to 2003, the portion thereof) for which the Special Bonus is to be paid. The maximum amount need not be awarded.

     The STEP may be amended or suspended in whole or in part at any time and from time to time by the Compensation Committee, subject to the requirements of
Section 162(m) of the Code.

     The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the meeting is required for approval of the STEP. In accordance with Section 162(m) of the Code, in determining whether the proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal. Broker nonvotes will have no impact on such matter since they are not considered "shares present" for voting purposes.

     Our board believes that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key employees. ACCORDINGLY, THE BOARD BELIEVES ADOPTION OF THE STEP IS IN OUR BEST INTERESTS AND THE BEST INTERESTS OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE STEP.

OTHER MATTERS

     Our board of directors is not aware of any matters that are expected to come before the meeting other than those referred to in this proxy statement. If any other matter should properly come before the meeting, the persons named in the accompanying proxy card intend to vote the proxies in accordance with their best judgment.

     The chairperson of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made, in compliance with the above procedures.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

     Under SEC rules, a stockholder who intends to present a proposal, including nomination of a director, at our 2004 Annual Meeting of Stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to Karey L. Witty, our Secretary, at 7711 Carondelet Avenue, St. Louis, Missouri 63105, before January 1, 2004. SEC rules set standards for the types of stockholder proposals and the information that must be provided by the stockholder making the request.

     A stockholder may also submit a proposal to be considered at our 2004 Annual Meeting of Stockholders pursuant to our by-laws, which provide that the proposal must be received by our Secretary not less than sixty days nor more than ninety days before that meeting. This notice must include the information required by the provisions of our by-laws, a copy of which may be obtained by writing to our Secretary at the address specified above. We have not yet set a date for our 2004 Annual Meeting of Stockholders. If the 2004 Annual Meeting of Stockholders were to be held on May 6, 2004, the anniversary of the 2003 Annual Meeting, the deadline for delivery of a stockholder proposal pursuant to our by-laws would be March 8, 2004. If a proposal is submitted pursuant to our by-laws by March 8, 2004 but after January 1, 2004, the stockholder may not require that the proposal be included in the proxy statement for the 2004 Annual Meeting of Stockholders.

                               INFORMATION ABOUT
                  CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

BACKGROUND INFORMATION ABOUT DIRECTORS CONTINUING IN OFFICE

     Our Class I and Class III directors will continue in office following the meeting. The terms of our Class I directors will expire upon our 2005 Annual Meeting of Stockholders, and the terms of our Class III directors will expire upon our 2004 Annual Meeting of Stockholders. Brief biographies of these directors, as of March 21, 2003, follow. You will find information about their holdings of common stock on page 23.

                                             CLASS I DIRECTORS
Samuel E. Bradt...........................   Mr. Bradt has served as a director since 1993. He
                                             served as our Secretary from 1993 to July 2000. Mr.
                                             Bradt is President of Merganser Corporation, a business
                                             advisory and venture capital firm he founded in 1980.
                                             Mr. Bradt is 64 years old.
Michael F. Neidorff.......................   Mr. Neidorff has served as a director and our President
                                             and Chief Executive Officer since May 1996. From May
                                             1996 to November 2001, he also served as our Treasurer.
                                             From 1995 to 1996, Mr. Neidorff served as a Regional
                                             Vice President of Coventry Corporation, a publicly
                                             traded managed care organization, and as the President
                                             and Chief Executive Officer of one of its subsidiar-
                                             ies, Group Health Plan, Inc. From 1985 to 1995, Mr.
                                             Neidorff served as the President and Chief Executive
                                             Officer of Physicians Health Plan of Greater St. Louis,
                                             a subsidiary of United Healthcare Corp., a publicly
                                             traded managed care organization now known as
                                             UnitedHealth Group Incorporated. Mr. Neidorff is 60
                                             years old.
                                             CLASS III DIRECTORS
Claire W. Johnson.........................   Mr. Johnson has been a director and our Chairman since
                                             1993. Mr. Johnson served as our acting President and
                                             Chief Executive Officer from 1995 to April 1996. He
                                             served as the Chief Executive Officer of Group Health
                                             Cooperative of Eau Claire, Wisconsin, a health
                                             maintenance organization, from 1972 to 1994. Mr.
                                             Johnson is 60 years old.
Richard P. Wiederhold.....................   Mr. Wiederhold has been a director since 1993. He has
                                             served, since 1992, as President of Managed Health
                                             Services, Inc., d/b/a the Elizabeth A. Brinn
                                             Foundation, a charitable foundation. From 1973 to 1985,
                                             he held several positions, including Corporate
                                             Treasurer, with the Allen-Bradley Company (now Rockwell
                                             Automation), a manufacturer of industrial motor
                                             controls and electronic and magnetic components. Mr.
                                             Wiederhold is 60 years old.

     No director is related by blood, marriage or adoption to any other director or any executive officer.

BACKGROUND INFORMATION ABOUT EXECUTIVE OFFICERS

     Our executive officers are elected by our board of directors and hold office until the first meeting of the board following an annual meeting of stockholders. Brief biographies of our executive officers, as of March 21, 2003, follow. You will find information about their holdings of common stock on page 23.

Michael F. Neidorff.......................   President and Chief Executive Officer. You will find
                                             background information about Mr. Neidorff on page 10.
Joseph P. Drozda, Jr., M.D. ..............   Dr. Drozda has served as our Senior Vice President,
                                             Medical Affairs since November 2000. He served as our
                                             part-time Medical Director from January 2000 through
                                             October 2000. From June 1999 to October 2000, Dr.
                                             Drozda was self-employed as a consultant to managed
                                             care organizations, physician groups, hospital networks
                                             and employer groups on a variety of managed care
                                             delivery and financing issues. From 1996 to April 1999,
                                             Dr. Drozda served as the Vice President of Medical
                                             Management of SSM Health Care, a health services
                                             network. From 1994 to 1996, Dr. Drozda was the Vice
                                             President and Chief Medical Officer of PHP, Inc., a
                                             health maintenance organization based in North
                                             Carolina. From 1987 until 1994, Dr. Drozda served as
                                             Medical Director of Physicians Health Plan of Greater
                                             St. Louis, a health plan that he co-founded. Dr. Drozda
                                             is 57 years old.
Carol E. Goldman..........................   Ms. Goldman has served as Senior Vice President, Chief
                                             Administration Officer since July 2002. From September
                                             2001 to June 2002, Ms. Goldman served as our Plan
                                             Director of Human Resources. From July 1998 to August
                                             2001, Ms. Goldman was Human Resources Manager at
                                             Mallinckrodt Inc., a medical device and pharmaceutical
                                             company. From June 1996 to June 1998, Ms. Goldman
                                             served as Compensation Analyst for Mallinckrodt. Ms.
                                             Goldman is 45 years old.
Catherine Halverson.......................   Ms. Halverson has served as our Senior Vice President,
                                             Business Development since September 2001. From March
                                             2001 to September 2001, she was self-employed as a
                                             consultant to a pharmaceutical benefit management
                                             company and Medicaid managed care plans. From 1993 to
                                             March 2001, Ms. Halverson was the Vice President and
                                             Director of Medicaid Programs of UnitedHealth Group
                                             Incorporated. Ms. Halverson is 54 years old.
Daniel R. Paquin..........................   Mr. Paquin has served as our Senior Vice President,
                                             Health Plan Business Group since January 2003. From
                                             January 2002 to December 2002, Mr. Paquin served as
                                             Regional President, Midwest/Medicaid for UnitedHealth
                                             Group. From February 1999 to January 2002, Mr. Paquin
                                             served as Senior Vice President, Operations at
                                             AmeriChoice Health Services, a managed care
                                             organization. From April 1997 to February 1999, Mr.
                                             Paquin was the Regional Vice President, Northeast
                                             Region of Comprehensive Care Corporation, a managed
                                             care organization. Mr. Paquin is 39 years old.
Brian G. Spanel...........................   Mr. Spanel has served as our Senior Vice President and
                                             Chief Information Officer since December 1996. From
                                             1988 to 1996, Mr. Spanel served as President of GBS
                                             Consultants, a healthcare consulting and help desk
                                             software developer. From 1987 to 1988, Mr. Spanel was
                                             Director of Information Services for CompuCare, a
                                             managed care organization. From 1984 to 1987, Mr.
                                             Spanel was Director of Information Services for Peak
                                             Health Care, a managed care organization. Mr. Spanel is
                                             47 years old.

John D. Tadich............................  Mr. Tadich has served as our Senior Vice President, Specialty
                                            Companies since November 2002. From September 1997 to October 2002,
                                            Mr. Tadich was a private investor and consultant in the healthcare industry. From January 1992 to September 1997, Mr. Tadich served as
                                            President of United Behavioral Health, a specialty company within
                                            UnitedHealth Group. Mr. Tadich is 51 years old.
Karey L. Witty, C.P.A.....................  Mr. Witty has served as our Senior Vice President and Chief Financial
                                            Officer since August 2000, our Secretary since February 2000 and our
                                            Treasurer since November 2001. From March 1999 to August 2000, Mr.
                                            Witty served as our Vice President of Health Plan Accounting. From
                                            1996 to March 1999, Mr. Witty was Controller of Heritage Health
                                            Systems, Inc., a healthcare company in Nashville, Tennessee. From
                                            1994 to 1996, Mr. Witty served as Director of Accounting for
                                            HealthWise of America, Inc., a publicly traded managed care organization. Mr. Witty is 38 years old.

     No executive officer, or any associate of an executive officer, is a party adverse to us or any of our subsidiaries in any material proceeding or has any material interest adverse to us or any of our subsidiaries. No executive officer is related by blood, marriage or adoption to any director or any other executive officer.

                     INFORMATION ABOUT CORPORATE GOVERNANCE

GENERAL

     We believe that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. Our Corporate Ethics and Compliance Programs were first established in 1998 and provide methods by which we further enhance operations, safeguard against fraud and abuse, improve access to quality care, and help assure that our values are reflected in everything we do. During the past year, we have been reviewing our corporate governance policies and practices and comparing them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also been reviewing the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the SEC, and the proposed new listing standards of the Nasdaq National Market. A majority of our directors are "independent" for purposes of the Nasdaq National Market listing standards.

BOARD AND COMMITTEE MEETINGS

     Our board of directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The board's primary responsibility is to oversee the management of the company and, in so doing, serve the best interests of the company and its stockholders. The board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. Management keeps the directors informed of our activities through regular written reports and presentations at board and committee meetings.

     Our board met 14 times during 2002 and acted by written consent 2 times. The board has established an Audit Committee, a Compensation Committee and a Nominating Committee. All of our directors attended 75% or more of the meetings of the board and of any committees thereof on which they served.

  AUDIT COMMITTEE

     The Audit Committee assists our board of directors in fulfilling its financial oversight responsibilities by reviewing all audit processes and fees, the financial information that will be provided to the stockholders, and our systems of internal financial controls. The Audit Committee shares with the board the authority and responsibility to select, evaluate and, where appropriate, replace our independent public accountants. The Audit Committee held 12 regular meetings in 2002.

     The Audit Committee consists of Samuel E. Bradt, Claire W. Johnson and Richard P. Wiederhold. Mr. Johnson and Mr. Wiederhold are "independent" directors for purposes of the Nasdaq National Market listing standards. Because Mr. Bradt served as our Secretary from 1993 until July 2000, he is not considered to be an independent director under the Nasdaq definition. As permitted under the Nasdaq requirements, the board has determined that it is in our best interests and the best interests of our stockholders that Mr. Bradt continue to serve as a member of the Audit Committee. The board carefully considered Mr. Bradt's prior service as Secretary, as well as his financial sophistication and the understanding of our operations and audit and financial reporting functions he gained through his 10 years as a member of the board and 7 years as a member of our Audit Committee. The board believes these qualities make Mr. Bradt an important and valuable member of the Audit Committee. The board has concluded that Mr. Bradt's prior position as Secretary will not impair his ability to fulfill his responsibilities as a member of the Audit Committee.

  COMPENSATION COMMITTEE

     The Compensation Committee reviews, and makes recommendations to our board of directors regarding, the compensation and benefits of our executive officers and key managers. The Compensation Committee also administers the issuance of stock options and other awards under our stock plans and establishes and reviews policies relating to the compensation and benefits of employees and consultants. The Compensation Committee consists of Edward L. Cahill and Robert K. Ditmore. The Compensation Committee met 2 times in 2002 and acted by written consent 4 times.

  NOMINATING COMMITTEE

     The Nominating Committee is responsible for identifying, soliciting and interviewing candidates for membership on the board of directors. The Nominating Committee will consider for nomination to the board candidates suggested by the stockholders, provided that such recommendations are delivered to us, with an appropriate biographical summary, no later than the deadline for submission of stockholder proposals. See "Submission of Future Stockholder Proposals." The current members of the Nominating Committee are Robert K. Ditmore, Claire W. Johnson and Michael F. Neidorff.

COMPENSATION OF DIRECTORS

     For the period from January 1, 2002 through June 30, 2002, directors who were not our employees received a quarterly fee of $1,000 and a fee of $2,000 for each meeting of the board attended in person and $250 for each meeting attended by means of conference telephone call. In addition, each non-employee member of the Audit Committee and the Compensation Committee received $500 for each meeting attended in person and $250 for each meeting attended by means of conference telephone call.

     Commencing July 1, 2002, non-employee directors receive a quarterly fee of $2,500 and a fee of $2,500 for each regularly scheduled meeting of the board attended in person and $1,000 for each regularly scheduled meeting attended by means of conference telephone call. In addition, each non-employee member of the Audit Committee and the Compensation Committee receives $2,000 for each regularly scheduled meeting attended in person and $500 for each regularly scheduled meeting attended by means of conference telephone call.

     Commencing April 1, 2003, non-employee directors will receive a quarterly fee of $5,000 and a fee of $2,500 for each regularly scheduled meeting of the board attended in person and $1,000 for each regularly scheduled meeting attended by means of conference telephone call. In addition, the Chairmen of the Audit Committee and the Compensation Committee each will receive a quarterly fee of $500, and each non-employee member of the Audit Committee and the Compensation Committee (including the Chairmen) will receive $3,000 for each regularly scheduled meeting attended in person and $500 for each regularly scheduled meeting attended by means of conference telephone call.

     Directors are reimbursed for all reasonable expenses incurred in connection with their service. Directors who are also our employees receive no additional compensation for serving on our board of directors.

     In addition, the board has in the past granted and may in the future grant stock options and other equity awards to both employee and non-employee directors under our stock plans. In July 2002, the Compensation Committee granted our non-employee directors stock options to purchase an aggregate of 37,500 shares of our common stock.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of March 21, 2003 about the securities authorized for issuance under our equity compensation plans, consisting of our 1994 Stock Plan, 1996 Stock Plan, 1998 Stock Plan, 1999 Stock Plan, 2000 Stock Plan and 2002 Employee Stock Purchase Plan.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                         (c)
                                                                                 NUMBER OF SECURITIES
                                                                                 REMAINING AVAILABLE
                                           (a)                                   FOR FUTURE ISSUANCE
                                   NUMBER OF SECURITIES           (b)            UNDER EQUITY
                                   TO BE ISSUED UPON      WEIGHTED-AVERAGE       COMPENSATION PLANS,
                                    EXERCISE OF           EXERCISE PRICE OF      EXCLUDING SECURITIES
                                   OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,   REFLECTED IN COLUMN
PLAN CATEGORY                      WARRANTS AND RIGHTS    WARRANTS AND RIGHTS            (a)
---------------------------------       ---------                ------                -------
Equity compensation plans
  approved by stockholders.......       1,449,540                $10.65                562,150
Equity compensation plans not
  approved by stockholders.......              --                    --                     --
                                        ---------                                      -------
Totals...........................       1,449,540                $10.65                562,150
                                        =========                                      =======

AUDIT COMMITTEE REPORT

     The board of directors adopted a new written charter for the Audit Committee in March 2003. The Audit Committee reviewed the charter and determined that the charter meets the standards set forth in the applicable regulations of Nasdaq and the SEC. The charter is attached as Appendix C to this proxy statement.

     Management is responsible for internal controls, the financial reporting process and compliance with laws and regulations. PricewaterhouseCoopers LLP, as independent auditors for Centene, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention it deems necessary and appropriate to each of the matters assigned to it under its charter. The Audit Committee's duties and responsibilities do not include conducting audits or accounting reviews. Therefore, the Audit Committee has relied on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of PricewaterhouseCoopers included in its report on the consolidated financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

     In this context, the Audit Committee has met and held discussions with management and PricewaterhouseCoopers to review and discuss all financial statements before their issuance and to discuss significant accounting issues. Management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and PricewaterhouseCoopers. The Audit Committee discussed with PricewaterhouseCoopers matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). SAS No. 61 requires PricewaterhouseCoopers to discuss with the Audit Committee, among other things, the following:

     - methods to account for significant unusual transactions;

     - the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     - the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of PricewaterhouseCoopers regarding the reasonableness of those estimates; and

     - disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

     The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has considered the compatibility of nonaudit services with the independence of PricewaterhouseCoopers, and has discussed such independence with PricewaterhouseCoopers.

     Based on the review and discussions referred to above, the Audit Committee recommended to the board that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 filed with the SEC.

                                          AUDIT COMMITTEE

                                          Samuel E. Bradt
                                          Claire W. Johnson
                                          Richard P. Wiederhold

INDEPENDENT AUDITORS

     Our board of directors, upon the recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP to serve as our independent auditors for the year ending December 31, 2003. PricewaterhouseCoopers has served as our independent auditors since June 18, 2002. We expect that representatives of PricewaterhouseCoopers will be present at the meeting to answer appropriate questions. They will have the opportunity to make a statement if they desire to do so.

     On June 18, 2002, our board of directors, upon the recommendation of the Audit Committee, dismissed Arthur Andersen LLP as our independent public accountants and engaged PricewaterhouseCoopers to serve as our independent public accountants for the fiscal year 2002, effective June 18, 2002.

     The reports of Arthur Andersen on our consolidated financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were those reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During the year ended December 31, 2001 and the period ending on June 18, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in conjunction with their report on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     During the year ended December 31, 2001 and through June 18, 2002 neither we, nor anyone acting on our behalf, consulted PricewaterhouseCoopers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

INDEPENDENT AUDITOR FEES AND OTHER MATTERS

  AUDIT FEES

     PricewaterhouseCoopers LLP billed us an aggregate of $211,700 in fees for professional services rendered in connection with the audit of our consolidated financial statements for the year ended, and as of, December 31, 2002 and the reviews of the consolidated financial statements included in each of our quarterly reports on Form 10-Q for the fiscal quarters ended June 30, 2002 and September 30, 2002.

  FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     PricewaterhouseCoopers LLP did not bill us for any professional services rendered to us and our affiliates for the year ended December 31, 2002 in connection with financial information systems design or implementation, the operation of our information system, or the management of our local area network.

  ALL OTHER FEES

     PricewaterhouseCoopers LLP billed us an aggregate of $82,400 in fees for other services rendered to us and our affiliates for the year ended December 31, 2002.

  LEASED EMPLOYEES

     In connection with its engagement to audit our consolidated financial statements for the year ended December 31, 2002, PricewaterhouseCoopers LLP has informed us that no work was performed by persons other than its full-time, permanent employees.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

  EMPLOYMENT AGREEMENTS

     We entered into employment agreements with Carol E. Goldman in July 2002, Daniel R. Paquin in November 2002 and John D. Tadich in October 2002. For a more detailed discussion of these employment agreements, including severance provisions, see "Information About Executive Officers--Employment Agreements."

  SCRIPTASSIST ACQUISITION

     On March 1, 2003, we acquired the operating assets of ScriptAssistLLC, a medication compliance company, for an aggregate payment of $500,000 in cash. John D. Tadich, our Senior Vice President, Specialty Companies, held membership interests representing approximately 1.5% of the equity of ScriptAssist and was an officer of ScriptAssist before he joined us in October 2002. Mr. Tadich is entitled to receive up to $5,000 in cash with respect to his membership interests in ScriptAssist and received from ScriptAssist, contemporaneously with the acquisition, an additional $75,000 in cash in payment for services rendered to ScriptAssist prior to October 2002, when Mr. Tadich joined us. The purchase price of the acquired assets was based our arm's-length negotiations with the management and principal stockholders of ScriptAssist. Michael F. Neidorff, our President and Chief Executive Officer, Karey L. Witty, our Senior Vice President, Chief Financial Officer and Treasurer, and Alan Sunshine, a consultant to us, acted on our behalf in connection with these negotiations. Mr. Tadich did not participate in the negotiations.

                    INFORMATION ABOUT EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

  COMPENSATION EARNED

     The following table summarizes the compensation earned during 2002, 2001 and 2000 by Michael F. Neidorff, our chief executive officer, and Joseph P. Drozda, Jr., Catherine Halverson, Brian G. Spanel and Karey L. Witty, our four other most highly compensated executive officers who were serving as executive officers on December 31, 2002. We refer to these five individuals as our named executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                    ANNUAL COMPENSATION                ------------
                                       ---------------------------------------------    SECURITIES
                                                                      OTHER ANNUAL      UNDERLYING
     NAME AND PRINCIPAL POSITION       YEAR   SALARY($)   BONUS($)   COMPENSATION($)    OPTIONS(#)
     ---------------------------       ----   ---------   --------   ---------------   ------------
Michael F. Neidorff..................  2002   $350,000    $905,000       $ 9,542          50,000
  President and Chief Executive        2001    315,000     275,000         5,331              --
  Officer                              2000    300,000     160,000         5,481          40,000

Joseph P. Drozda, Jr. ...............  2002   $225,000    $100,000       $ 8,509          10,000
  Senior Vice President, Medical       2001    190,000      75,000         5,400              --
  Affairs                              2000     97,981      35,000         1,201          35,000

Catherine Halverson..................  2002   $175,000    $ 50,000       $52,920              --
  Senior Vice President, Business      2001     43,750      52,500         1,010          30,000
  Development                          2000         --          --            --              --

Brian G. Spanel......................  2002   $195,000    $100,000       $ 7,975           5,000
  Senior Vice President and Chief      2001    175,000      75,000         5,250              --
  Information Officer                  2000    148,249      43,000         4,447           5,000

Karey L. Witty.......................  2002   $200,000    $150,000       $ 5,486          10,000
  Senior Vice President, Chief         2001    175,000     125,000         5,129              --
  Financial Officer, Treasurer         2000    149,615      75,000         4,408          20,000
  and Secretary

     The amounts reflected as "Other Annual Compensation" represent payments under our 401(k) and matching deferred compensation plans, except that the Ms. Halverson's amount for 2002 also includes payments made for relocation expenses.

     We hired Daniel R. Paquin as our Senior Vice President, Health Plan Business Group in November 2002 and John D. Tadich as our Senior Vice President, Specialty Companies in October 2002. Mr. Paquin currently earns an annual salary of $260,000, and Mr. Tadich currently earns an annual salary of $275,000.

  OPTION GRANTS

     The following table summarizes our grants of options to purchase shares of our common stock to the named executive officers during 2002.

                       STOCK OPTIONS GRANTED DURING 2002

                                        PERCENT OF                                 POTENTIAL REALIZABLE VALUE
                          NUMBER OF       TOTAL                                      AT ASSUMED ANNUAL RATES
                          SECURITIES     OPTIONS                                   OF STOCK PRICE APPRECIATION
                          UNDERLYING    GRANTED TO                                       FOR OPTION TERM
                            OPTION     EMPLOYEES IN    EXERCISE OR    EXPIRATION   ---------------------------
NAME                      GRANTED(#)   FISCAL YEAR    BASE PRICE($)      DATE          5%             10%
----                      ----------   ------------   -------------   ----------   -----------   -------------
Michael F. Neidorff.....    50,000         10.2%         $22.71        7/24/12      $714,110      $1,809,695
Joseph P. Drozda,
  Jr. ..................    10,000          2.0%         $22.71        7/24/12      $142,822      $  361,939
Catherine Halverson.....        --           --%         $   --             --      $     --      $       --
Brian G. Spanel.........     5,000          1.0%         $22.71        7/24/12      $ 71,411      $  180,969
Karey L. Witty..........    10,000          2.0%         $22.71        7/24/12      $142,822      $  361,939

     Each option included in the preceding table has an exercise price per share equal to the fair market value per share of our common stock on the date of grant.

     The potential realizable values reflected in the preceding table represent hypothetical gains that could be achieved for the options if exercised at the end of their option terms. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date an option was granted to their expiration date. The grants shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercises of stock options will depend on the future performance of the common stock, the option holder's continued employment through the option period, and the date on which the options are exercised.

  OPTION EXERCISES AND HOLDINGS

     The following tables sets forth information regarding the number and value of exercised and unexercised options held by each of the named executive officers as of December 31, 2002.

             TOTAL OPTION EXERCISES DURING 2002 AND YEAR-END VALUES

                                                                NUMBER OF                 VALUE OF UNEXERCISED
                                                          SECURITIES UNDERLYING               IN-THE-MONEY
                                                         UNEXERCISED OPTIONS AT                OPTIONS AT
                            SHARES                         FISCAL YEAR END(#)              FISCAL YEAR END($)
                          ACQUIRED ON      VALUE      -----------------------------   -----------------------------
NAME                      EXERCISE(#)   REALIZED($)   EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                      -----------   -----------   ------------   --------------   ------------   --------------
Michael F. Neidorff.....    60,000      $1,440,562      200,700          94,000        $6,226,111      $1,970,040
Joseph P. Drozda,
  Jr. ..................    14,000      $  372,680           --          31,000        $       --      $  786,260
Catherine Halverson.....        --              --        7,500          22,500        $  177,413      $  532,238
Brian G. Spanel.........    20,000      $  624,140       25,000          20,000        $  769,750      $  538,260
Karey L. Witty..........     5,000      $  122,500       39,000          46,000        $1,241,370      $1,260,080

     Amounts described in the preceding table under the heading "Value of Unexercised In-The-Money Options at Year End" are determined by multiplying the number of shares underlying an option by the difference between $33.59, the last reported per share sale price of our common stock on December 31, 2002, and the per share option exercise price.

     Stock options that are otherwise unvested may be exercised for shares that are subject to vesting and a repurchase option at the exercise price. Except for 37,500 shares subject to an option granted to certain of our directors in 2002, all shares subject to options vest ratably over five years. The options granted to certain of our directors in 2002 will vest on the date of our 2004 Annual Meeting of Stockholders. Fifty percent of the shares underlying options granted under our 1994 Stock Plan, 1996 Stock Plan and 1998 Stock Plan vest automatically upon a change of control. Shares underlying options granted under our 1999 Stock Plan and 2000 Stock Plan vest automatically in full upon a change in control.

EMPLOYMENT AGREEMENTS

     Joseph P. Drozda, Jr. serves as our Senior Vice President, Medical Affairs pursuant to an employment agreement dated October 30, 2000. Under this agreement, we currently pay Dr. Drozda an annual salary of $275,000, which may be adjusted by our President. Dr. Drozda may also receive an annual bonus at the discretion of our Compensation Committee. Dr. Drozda has agreed not to disclose confidential information about our business, and not to compete with us during the term of his employment and for nine months thereafter. Dr. Drozda's employment may be terminated by us for cause or permanent disability. If Dr. Drozda is terminated without cause, he will be entitled to receive one year's salary continuation and we will be obligated to pay premiums for the health and dental coverage to which he would be entitled under the Consolidated Omnibus Budget Reconciliation Act of 1985, or COBRA, for 12 months. If, after a change in control, Dr. Drozda's position is eliminated, his salary is reduced or he is asked and refuses to relocate outside of the St. Louis metropolitan area, he will, at his option, upon termination, be entitled to the above benefits, but his one year salary will be paid either in a lump sum or as salary continuance, at his option.

     Carol E. Goldman serves as our Senior Vice President, Chief Administration Officer pursuant to an employment agreement dated July 1, 2002. Under this agreement, we currently pay Ms. Goldman an annual salary of $150,000, which may be adjusted by our President. Ms. Goldman may also receive an annual bonus at the discretion of our President. Ms. Goldman has agreed not to disclose confidential information about our business. Ms. Goldman has also agreed not to compete with us during the term of her employment and for six months thereafter. Ms. Goldman's employment may be terminated by us for cause or permanent disability. If we terminate Ms. Goldman without cause, she will be entitled to receive 26 weeks salary continuation and COBRA coverage for six months. If, within 24 months after a change in control, Ms. Goldman is involuntarily terminated or voluntarily resigns due to a reduction in her compensation, a material adverse change in her position with us or the nature or scope of her duties or a request that she relocate outside of the St. Louis metropolitan area, she will be entitled to receive 36 weeks salary, either in a lump sum or as salary continuance, at her option, COBRA coverage for 9 months and the use of an outplacement service.

     Daniel R. Paquin serves as our Senior Vice President, Health Plans Business Group pursuant to an employment agreement dated November 19, 2002. Under this agreement, we currently pay Mr. Paquin an annual salary of $260,000, which may be adjusted by our President. Mr. Paquin may also receive an annual bonus at the discretion of our Compensation Committee. Mr. Paquin has agreed not to disclose confidential information about our business. Mr. Paquin has also agreed not to compete with us during the term of his employment and for nine months thereafter. Mr. Paquin's employment may be terminated by us for cause or permanent disability. If we terminate Mr. Paquin without cause, he will be entitled to receive 39 weeks salary continuation and COBRA coverage for nine months. If, within 24 months after a change in control, Mr. Paquin is involuntarily terminated or voluntarily resigns due to a reduction in his compensation, a material adverse change in his position with us or the nature or scope of his duties or a request that he relocate outside of the St. Louis metropolitan area, he will be entitled to receive 39 weeks salary, either in a lump sum or as salary continuance, at his option, COBRA coverage for 18 months and the use of an outplacement service.

     Brian G. Spanel serves as our Senior Vice President and Chief Information Officer pursuant to an employment agreement dated August 6, 2001. This agreement has an initial term of one year and renews automatically on an annual basis unless we provide 30 days' prior written notice of non-renewal. Under this agreement, we currently pay Mr. Spanel an annual salary of $225,000, which may be adjusted by our President. Mr. Spanel may also receive an annual bonus at the discretion of our Compensation Committee. Mr. Spanel has agreed not to disclose confidential information about our business. Mr. Spanel has also agreed not to compete with us during the term of his employment and for nine months thereafter. Mr. Spanel's employment may be terminated by us for cause or permanent disability. If we terminate Mr. Spanel without cause, he will be entitled to receive 39 weeks salary continuation and COBRA coverage for nine months. If, within 24 months after a change in control, Mr. Spanel is involuntarily terminated or voluntarily resigns due to a reduction in his compensation, a material adverse change in his position with us or the nature or scope of his duties or a request that he relocate outside of the St. Louis metropolitan area, he will be entitled to receive one year's salary, either in a lump sum or as salary continuance, at his option, COBRA coverage for 18 months and the use of an outplacement service.

     John D. Tadich serves as our Senior Vice President, Specialty Companies pursuant to an employment agreement dated October 31, 2002. Under this agreement, we currently pay Mr. Tadich an annual salary of $275,000, which may be adjusted by our President. Mr. Tadich may also receive an annual bonus at the discretion of our Compensation Committee. Mr. Tadich has agreed not to disclose confidential information about our business. Mr. Tadich has also agreed not to compete with us during the term of his employment and for 12 months thereafter. Mr. Tadich's employment may be terminated by us for cause or permanent disability. If we terminate Mr. Tadich without cause, he will be entitled to receive 52 weeks salary continuation and COBRA coverage for 12 months. If, within 24 months after a change in control, Mr. Tadich is involuntarily terminated or voluntarily resigns due to a reduction in his compensation, a material adverse change in his position with us or the nature or scope of his duties or a request that he relocate outside of the

St. Louis metropolitan area, he will be entitled to receive one year's salary, either in a lump sum or as salary continuance, at his option, COBRA coverage for 18 months and the use of an outplacement service.

     Karey L. Witty serves as our Senior Vice President and Chief Financial Officer pursuant to an employment agreement dated as of January 1, 2001. This agreement had an initial term of one year and renews automatically unless we provide 30 days' prior written notice of non-renewal. Under this agreement, we currently pay Mr. Witty an annual salary of $220,000, which may be adjusted by the President. Mr. Witty may also receive an annual bonus at the discretion of our Compensation Committee. Mr. Witty has agreed not to disclose confidential information about our business or, during the term of his employment and for a period of six months thereafter, not to compete with us. Mr. Witty's employment may be terminated by us for cause or permanent disability. If we terminate Mr. Witty without cause, Mr. Witty will be entitled to receive one year's salary continuation and COBRA coverage for 12 months. If, after a change in control, Mr. Witty is involuntarily terminated or voluntarily resigns due to a reduction in his compensation, a material adverse change in his position with us or the nature or scope of his duties or a request that he relocate outside of the St. Louis metropolitan area, he will be entitled to receive one year's salary, either in a lump sum or as salary continuance, at his option, COBRA coverage for 18 months and the use of an outplacement service.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee consists entirely of directors who are not officers or employees of Centene or of any of its affiliates. The Compensation Committee establishes the salaries and other compensation for executive officers, including Centene's Chief Executive Officer and the other named executive officers. The Compensation Committee also administers the stock option and stock purchase plans.

     In 2002, the Compensation Committee engaged the services of the Hay Group, an employment compensation consulting firm, to provide advice with respect to the base salaries and bonuses of Centene's executive officers. The consultants analyzed the compensation levels of executive officers of a peer group of companies for the most recently completed fiscal years, and used proprietary valuation methodologies to value the long-term incentive compensation levels of the officers of the companies in the peer group. The consultants then provided and discussed the statistical information with the Compensation Committee. The Compensation Committee considered this information to be of significant value in reviewing executive compensation for Centene in 2002 and, in particular, establishing bonuses payable for 2002, in order to advance Compensation Committee's philosophy of compensating Centene's executive officers at competitive levels.

  PHILOSOPHY

     The Compensation Committee, composed of two independent directors, administers the executive compensation program. The philosophy of the Compensation Committee as it relates to executive compensation is that the chief executive officer and other executive officers should be compensated at competitive levels sufficient to attract, motivate and retain talented executives who are capable of leading Centene in achieving its business objectives in an industry facing increasing regulation, competition and change, while aligning the compensation of senior management with the long-term interests of stockholders.

  SALARY

     Annual compensation for senior management consists of base salary and, when appropriate, bonus compensation. The minimum base salaries of each named executive officer, other than the chief executive officer, is established by his or her employment agreement described under "Employment Agreements" above. Subject to these minimums, salary levels of executives are reviewed and normally adjusted annually, and any bonuses are normally awarded annually. In determining appropriate salaries, the Compensation Committee considers: (1) the chief executive officer's recommendations as to compensation for all other executive officers; (2) the scope of responsibility, experience, time in position and individual performance of each officer, including the chief executive officer; and (3) compensation levels at institutions of comparable size and complexity. The Compensation Committee's analysis is a subjective process that utilizes no specific weighting or formula of the aforementioned factors in determining executives' base salaries. In 2002, the

Compensation Committee also reviewed and considered the base salaries of Centene's executive officers in light of the base salaries paid to companies in Centene's peer group, using information provided by the consultants engaged by the Compensation Committee.

  BONUSES

     The Compensation Committee considers bonus compensation to be a motivational method for encouraging and rewarding outstanding individual performance, as well as the overall performance of Centene. Awards under the bonus plan are recommended to the board of directors by the Compensation Committee based primarily upon: (1) the overall performance of Centene, including Centene's performance versus its business plan; (2) the performance of the individual officer; and (3) the recommendation of the chief executive officer. In 2002, the Compensation Committee also reviewed and considered bonuses paid to companies in the Centene's peer group, using information provided by the consultants engaged by the Compensation Committee. The purpose of the bonus plan is to provide a special incentive to each executive to maximize his or her individual performance and the overall performance of Centene. For most senior officers, bonus-to-salary ratios are sufficiently high to provide meaningful incentives to accomplish these objectives. Bonuses are not based upon formulas or other objective criteria. In 2002, the Compensation Committee approved bonuses to executive officers totaling $1,400,000.

  OPTION GRANTS

     The Compensation Committee also considers stock option grants to be an important motivational method for encouraging outstanding performance, especially for senior officers. The Compensation Committee believes that stock options provide management with a direct interest in the value of the common stock of Centene, thus aligning the interests of management with those of stockholders. In 2002, the Compensation Committee granted a total of 75,000 options to purchase Centene common stock to the named executive officers. In addition, each named executive officer holds options to purchase common stock of Centene.

  SECTION 162(m)

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a publicly traded company for compensation in excess of $1 million paid to the company's chief executive officer and its four other most highly compensated executive officers. Some types of compensation, including qualified performance-based compensation, will not be subject to the deduction limit if specified requirements are met. In general, Centene structures and administers its stock option plans in a manner intended to comply with the performance-based exception to Section 162(m). Additionally, Centene intends that its Short-Term Executive Compensation Plan, after stockholder approval, will comply with the performance-based exception to Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under Centene's stock option plans or its Short-Term Executive Compensation Plan will be treated as qualified performance-based compensation under Section 162(m). In addition, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of Centene and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

                                          COMPENSATION COMMITTEE

                                          Edward L. Cahill
                                          Robert K. Ditmore

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of our executive officers serves as a director or member of the compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our board of directors or Compensation Committee. None of the current members of our Compensation Committee has ever been an officer or employee of Centene or any of our subsidiaries.

                                 OTHER MATTERS

INFORMATION ABOUT STOCK OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of our common stock as of March 21, 2003 for:

     - each person, entity or group of affiliated persons or entities known by us to beneficially own more than 5% of our outstanding common stock;

     - each of our named executive officers and directors (two of whom are nominated for re-election); and

     - all of our executive officers and directors as a group.

                                                                  SHARES         TOTAL
                                                OUTSTANDING     ACQUIRABLE     BENEFICIAL    PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER              SHARES      WITHIN 60 DAYS   OWNERSHIP    OWNERSHIP
------------------------------------            -----------   --------------   ----------   ---------
Palisade Capital Management, L.L.C.
Axe-Houghton Associates, Inc. ................     944,925            --         944,925       8.6%
  One Bridge Plaza, Suite 695
  Fort Lee, New Jersey 07024
Fidelity Management and Research Company
FMR Corp. ....................................     870,700            --         870,700       8.0
  82 Devonshire Street
  Boston, Massachusetts 02109
Capital Research and Management Company
SMALLCAP World Fund, Inc......................     735,000            --         735,000       6.7
  333 South Hope Street
  Los Angeles, California 90071
J.P. Morgan Chase & Co. ......................     648,470            --         648,470       5.9
  270 Park Avenue
  New York, New York 10017
Janus Capital Management LLC..................     548,875            --         548,875       5.0
  100 Fillmore Street
  Denver, Colorado 80206
Michael F. Neidorff...........................     106,840       200,700         307,540       2.8
Claire W. Johnson.............................     259,723            --         259,723       2.4
Richard P. Wiederhold.........................     108,916        24,000         132,916       1.2
Robert K. Ditmore.............................      63,500        26,000          89,500         *
Samuel E. Bradt...............................      40,625        24,000          64,625         *
Brian G. Spanel...............................      25,110        27,000          52,110         *
Karey L. Witty................................          --        46,000          46,000         *
Edward L. Cahill..............................          --        14,000          14,000         *
Joseph P. Drozda, Jr. ........................      12,500            --          12,500         *
Catherine Halverson...........................          --         7,500           7,500         *
David L. Steward..............................          --            --              --        --
All directors and executive officers as a
  group (13 persons)..........................     617,214       372,200         989,414       8.7

---------------

* Represents less than 1% of outstanding shares of common stock.

     As of March 21, 2003, there were 10,943,142 shares of our common stock outstanding. Beneficial ownership is determined in accordance with the rules of the SEC. To calculate a stockholder's percentage of beneficial ownership, we include in the numerator and denominator those shares underlying options beneficially owned by that stockholder that are vested or that will vest within 60 days of March 21, 2003.

Options held by other stockholders, however, are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership among our stockholders may differ. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except to the extent authority is shared by spouses under applicable community property laws. The address of our officers and directors is in care of Centene Corporation, 7711 Carondelet Avenue, Suite 800, St. Louis, Missouri 63105.

     Information with respect to the outstanding shares beneficially held by Palisade Capital Management, L.L.C. and Axe-Houghton Associates, Inc. is based on a Schedule 13G filed with the SEC on February 13, 2003 by such firms. Shares included in the table with respect to these firms consist of 734,000 shares held by Palisade Management L.L.C. and 210,925 shares held by Axe-Houghton Associates, Inc.

     Information with respect to the outstanding shares beneficially held by Fidelity Management and Research Company and FMR Corp. is based on a Schedule 13G filed with the SEC on February 13, 2003 by such firms. Shares included in the table with respect to these firms consist of 482,300 shares held by Fidelity Management and Research Company and 388,400 shares held by FMR Corp.

     Information with respect to the outstanding shares beneficially held by Capital Research and Management Company and SMALLCAP World Fund, Inc. is based on a Schedule 13G filed with the SEC on February 13, 2003 by such firms. Shares included in the table with respect to these firms consist of 735,000 shares beneficially owned by Capital Research Management Fund, of which 690,000 shares are beneficially owned by SMALLCAP World Fund, Inc.

     Information with respect to the outstanding shares beneficially held by J.P. Morgan Chase & Co. is based on a Schedule 13G filed with the SEC on February 10, 2003 by such firm.

     Information with respect to the outstanding shares beneficially held by Janus Capital Management LLC is based on a Schedule 13G filed with the SEC on February 14, 2003 by such firm.

     Shares beneficially owned by Mr. Ditmore consist of 50,000 outstanding shares owned of record by D.L. Associates and 13,500 outstanding shares owned of record by the Ditmore Family LLC. Mr. Ditmore is a managing general partner of D.L. Associates and shares voting and investment power with respect to those securities.

STOCK PERFORMANCE GRAPH

     Our common stock has been listed for trading on the Nasdaq National Market under the symbol "CNTE" since December 13, 2001. The following graph compares the cumulative total stockholder return on our common stock for the period from December 13, 2001 to December 31, 2002 with the cumulative total return of the Nasdaq Stock Market -- Index and a selected industry peer group over the same period. The graph assumes an investment of $100 on December 13, 2001 in our common stock (at the last reported sale price on such date), the Nasdaq Stock Market -- U.S. Index and the selected peer group and assumes the reinvestment of any dividends. The industry peer group of companies we selected consists of AMERIGROUP Corporation, Coventry Health Care, Inc., First Health Group Corp. and Oxford Health Plans, Inc.

                              (PERFORMANCE GRAPH)

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Directors, executive officers and beneficial owners of more than ten percent of our common stock are required by Section 16(a) of the Securities Exchange Act to file reports with the SEC detailing their beneficial ownership of our common stock and reporting changes in such beneficial ownership. We are required to disclose any late filings of such reports. To our knowledge, based solely on review of copies of reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements during 2002 were complied with on a timely basis, with the exception of Forms 3 for John D. Tadich and Daniel R. Paquin, which were required to be filed in October 2002 and November 2002, respectively, but were not filed until January 2003.

HOUSEHOLDING

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this proxy statement or our 2002 Annual Report to Stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call, write or e-mail us at:

                                Centene Corporation
                                7711 Carondelet Avenue, Suite 800
                                St. Louis, Missouri 63105
                                Attn: Karey L. Witty, Secretary
                                (314) 725-4477
                                kwitty@centene.com

     If you want to receive separate copies of our proxy statements and annual reports to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address, phone number or e-mail address.

                                   APPENDIX A

                           2003 STOCK INCENTIVE PLAN

1.  Purpose

     The purpose of this 2003 Stock Incentive Plan (the "Plan") of Centene Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

2.  Eligibility

     All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options or restricted stock awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant."

3.  Administration and Delegation

     (a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

     (b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officers referred to in Section 3(c) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officers.

     (c) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such executive officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the executive officers may grant; provided further, however, that no executive officer shall be authorized to grant Awards to any "executive officer" of the Company, as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or to any "officer" of the Company (as defined by Rule 16a-1 under the Exchange Act).

4.  Stock Available for Awards

     (a) Number of Shares. Subject to adjustment under Section 7, Awards may be made under the Plan for up to 1,250,000 shares of common stock, $.001 par value per share, of the Company ("Common Stock").

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

If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) Per-Participant Limit. Subject to adjustment under Section 7, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 500,000 per calendar year. The per Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code ("Section 162(m)").

5.  Stock Options

     (a) General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option that is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option."

     (b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of Centene Corporation, any of Centene Corporation's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option.

     (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement, provided, however, that the exercise price shall be not less than 100% of the fair market value of the Common Stock, as determined by the Board, at the time the Option is granted.

     (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement, provided, however, that no Option will be granted for a term in excess of 10 years.

     (e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

     (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

          (1) in cash or by check, payable to the order of the Company;

          (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

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

          (3) when the Common Stock is registered under the Exchange Act, by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery;

          (4) to the extent permitted under applicable law and permitted by the Board, in its sole discretion, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board or (ii) payment of such other lawful consideration as the Board may determine, provided in either such case that at least an amount equal to the par value of the Common Stock being purchased shall be paid in cash; or

          (5) by any combination of the above permitted forms of payment.

     (g) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6.  Restricted Stock

     (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

     (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

     (c) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.  Adjustments for Changes in Common Stock and Certain Other Events

     (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under the Plan,
(ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, and (iv) the repurchase price per share subject to each outstanding Restricted Stock Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 7(a) applies and Section 7(c) also applies to any event, Section 7(c) shall be applicable to such event, and this Section 7(a) shall not be applicable.

     (b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award granted under the Plan at the time of the grant.

     (c) Reorganization Events.

          (1) Definition. A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

          (2) Consequences of a Reorganization Event on Options. Upon the occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

          Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options. To the extent all or any portion of an Option becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price. Such repurchase right (1) shall lapse at the same rate as the Option would have become exercisable under its terms and (2) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to the first sentence of this paragraph.

          (3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property that the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

8.  General Provisions Applicable to Awards

     (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     (b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

     (c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

     (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

     (e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     (f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     (h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9.  Miscellaneous

     (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under
Section 162(m), including the vote required under Section 162(m). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

     (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders if required by
Section 162(m), including the vote required under Section 162(m).

     (e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                                   APPENDIX B

                     SHORT-TERM EXECUTIVE COMPENSATION PLAN

1.  Purpose

     The purpose of this Short-Term Executive Compensation Plan (the "Plan") of Centene Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to retain and motivate persons who make (or are expected to make) important contributions to the Company and any of its subsidiaries or other related business units or entities (the "Affiliates"), including those who contribute significantly to the strategic and long-term performance objectives and growth of the Company and the Affiliates, by providing such persons with incentives in the form of periodic bonus awards and thereby better aligning the interests of such persons with those of the Company's stockholders.

2.  Administration

     (a) In General. The Plan shall be administered by the Compensation Committee of the Board of Directors, as such Compensation Committee is from time to time constituted. Such Compensation Committee may delegate its duties and powers in whole or in part to (i) any subcommittee thereof consisting solely of at least two "outside directors," as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) any other individual or individuals, to the extent consistent with Section 162(m) of the Code. All references in the Plan to the "Committee" shall mean the Compensation Committee of the Board of Directors or any subcommittee, individual or individuals to which or whom it delegates duties and powers pursuant to the immediately preceding sentence.

     (b) Powers and Authority. The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include the exclusive authority to:

          (i) select the employees to be granted cash bonus awards ("Bonuses") under the Plan;

          (ii) determine the size and terms of the Bonus to be made to each individual selected (subject to the limitation imposed on Special Bonuses, as defined below);

          (iii) modify the terms of any Bonus that has been granted (except with respect to any modification that would increase the amount of compensation payable to a Covered Employee, as such term is defined in Section 162(m) of the Code);

          (iv) determine the time when Bonuses will be granted and paid;

          (v) establish performance objectives with respect to Bonuses; and

          (vi) certify that such performance objectives were attained.

     The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him or her, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his or her own willful misconduct or as expressly provided by statute.

3.  Participation

     The Committee shall have exclusive power (except as may be delegated as permitted herein) to select the employees of the Company and the Affiliates who may participate in the Plan and be granted Bonuses under the Plan ("Participants"), provided, however, that Special Bonuses may only be granted to a Participant who is an "executive officer" of the Company within the meaning of Rule 3b-7 under the Securities Exchange Act of 1934, as amended, or the President of an Affiliate (a "Covered Participant").

4.  Bonuses Under the Plan

     (a) In General. The Committee shall determine the amount of a Bonus to be granted to each Participant in accordance with subsections (b) and (c) below. In addition, the following provisions shall apply with respect to a Bonus under either subsection (b) or (c) below:

          (i) The Committee shall have the authority to determine in its sole discretion the applicable performance period relating to any Bonus, provided, however, that any such determination with respect to a Special Bonus shall be subject to any applicable restrictions imposed by Section 162(m) of the Code.

          (ii) The Company and the Affiliates shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment.

          (iii) The Company is the sponsor and legal obligor under the Plan and shall make all payments hereunder, other than any payments to be made by any of the Affiliates, which shall be made by such Affiliate, as appropriate. Nothing herein is intended to restrict the Company from charging an Affiliate that employs a Participant for all or a portion of the payments made by the Company hereunder. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any amounts under the Plan, and rights to the payment hereunder shall be no greater than the rights of the Company's unsecured, subordinated creditors and shall be subordinated to the claims of the customers and clients of the Company. All expenses involved in administering the Plan shall be borne by the Company.

     (b) Standard Bonuses. The Committee may in its discretion grant to a Participant a Bonus (a "Standard Bonus") in the amount, and payable at the time, determined by the Committee in its discretion. The amount of a Participant's Standard Bonus may be based upon any criteria the Committee wishes to consider, including the objective or subjective performance of the Participant, the Company or any Affiliate.

     (c) Special Bonuses.

          (i) The Committee may in its discretion award a Bonus to a Covered Participant (a "Special Bonus") for the taxable year of the Company in which such Bonus would be deductible, under the terms and conditions of this subsection (c). Subject to clause (iii) of this Section 4(c), the amount of a Covered Participant's Special Bonus shall be an amount determinable from written performance goals approved by the Committee while the outcome is substantially uncertain and no more than 90 days after the commencement of the period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period. The maximum amount of any Special Bonus that may be granted to any Covered Participant in any given fiscal year shall be 2.5% of the consolidated earnings from operations before income taxes of the Company and its subsidiaries (as set forth in the audited consolidated financial statements of the Company) in the fiscal year (or, with respect to 2003, the portion thereof) for which the Special Bonus is to be paid.

          (ii) The amount of any Special Bonus will be based on objective performance goals established by the Committee using one or more performance factors. The performance criteria for Special Bonuses made under the Plan will be based upon one or more of the following criteria:

        (A) before or after tax net income;

        (B) earnings per share;

        (C) book value per share;

        (D) stock price;

        (E) return on stockholders' equity;

        (F) expense management;

        (G) return on investment;

        (H) improvements in capital structure;

        (I) profitability of an identifiable business unit or product;

        (J) before or after tax profit margins;

        (K) budget comparisons;

        (L) total return to stockholders;

        (M) revenue growth; and

        (N) the relative performance of the Company against a peer group of companies on any of the measures above.

     A Covered Participant who has primary responsibility for a business unit of the Company may be measured on business unit operating profit, business unit operating profit as a percent of revenue and/or measures related to business unit profitability above its cost of capital, in place of some or all of the corporate performance measures.

          (iii) The Committee shall determine whether the performance goals have been met with respect to any Covered Participant and, if they have, so certify and ascertain the amount of the applicable Special Bonus. No Special Bonuses shall be paid until such certification is made by the Committee.

          (iv) The provisions of this Section 4(c) shall be administered and interpreted in accordance with Section 162(m) of the Code to ensure the deductibility by the Company or the Affiliates of the payment of Special Bonuses.

5.  Designation of Beneficiary by Participant

     The Committee shall create a procedure whereby a Participant may file, on a form to be provided by the Committee, a written election designating one or more beneficiaries with respect to the amount, if any, payable in the event of the Participant's death. The Participant may amend such beneficiary designation in writing at any time prior to the Participant's death, without the consent of any previously designated beneficiary. Such designation or amended designation, as the case may be, shall not be effective unless and until received by the duly authorized representatives of the Committee or its delegate prior to the Participant's death. In the absence of any such designation, the amount payable, if any, shall be delivered to the legal representative of such Participant's estate.

6.  Miscellaneous Provisions

     (a) No employee or other person shall have any claim or right to be paid a Bonus under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved to the Company and the Affiliates.

     (b) Except as may be approved by the Committee, a Participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation by law or otherwise (except in the event of a Participant's death) including execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that, subject to applicable law, any amounts payable to any Participant hereunder are subject to reduction to satisfy any liabilities owed to the Company or any of the Affiliates by the Participant.

     (c) The headings of the sections and subsections of the Plan are included only for convenience and shall not affect the meaning or interpretation of the Plan The word "herein" and other words of similar import refer to the Plan as a whole and not to any particular part of the Plan. The word "including" as used herein shall not be construed so as to exclude any other thing not referred to or described.

     (d) The validity, construction, interpretation, administration and effect of the Plan and rights relating to the Plan and to Bonuses granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Missouri.

     (e) The Plan shall be effective as of July 1, 2003, subject to the affirmative vote of the holders of a majority of all shares of common stock of the Company present in person or by proxy at the 2003 Annual Meeting of Stockholders of the Company.

7.  Plan Amendment or Suspension

     The Plan may be amended or suspended in whole or in part at any time and from time to time by the Committee.

8.  Plan Termination

     The Plan shall terminate upon the adoption of a resolution of the Committee terminating the Plan.

9. Actions and Decision Regarding the Business or Operations of the Company and the Affiliates

     Notwithstanding anything in the Plan to the contrary, none the Company, the Affiliates or the respective officers, directors, employees or agents of the Company or any of the Affiliates shall have any liability to any Participant (or his or her beneficiaries or heirs) under the Plan or otherwise on account of any action taken, or not taken, in good faith by any of the foregoing persons with respect to the business or operations of the Company or any Affiliates.

                                   APPENDIX C

                            AUDIT COMMITTEE CHARTER

A. PURPOSE

     The purpose of the Audit Committee is to assist the oversight by the Board of Directors of:

     - the integrity of the Company's financial statements;

     - the independent auditor's qualifications and independence; and

     - the performance of the Company's independent auditors.

B. STRUCTURE AND MEMBERSHIP

     1. Number. The Audit Committee shall consist of at least three members of the Board of Directors.

     2. Independence. Except as otherwise permitted by the applicable rules of The Nasdaq Stock Market and Section 301 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder), each member of the Audit Committee shall be "independent" as defined by such rules and Act.

     3. Financial Literacy. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. All members of the Audit Committee shall participate in continuing education programs as set forth in the rules developed by the Nasdaq Listing and Hearings Review Council.

     4. Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

     5. Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive any consulting, advisory or other compensation from the Company other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

     6. Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C. AUTHORITY AND RESPONSIBILITIES

  GENERAL

     The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

  OVERSIGHT OF INDEPENDENT AUDITORS

     1. Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating and, when necessary, terminating the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

     2. Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

     3. Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

     4. Preapproval of Services. The Audit Committee shall preapprove all audit services, which may entail providing comfort letters in connection with securities underwritings, and non-audit services (other than de minimus non-audit services as defined by the Sarbanes-Oxley Act of 2002 and the applicable rules thereunder) to be provided to the Company by the independent auditor. The Audit Committee shall cause the Company to disclose in its SEC periodic reports the approval by the Audit Committee of any non-audit services to be performed by the independent auditor.

     5. Oversight. The independent auditor shall report directly to the Audit Committee and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate obtain and review the reports required to be made by the independent auditor pursuant to paragraph (k) of Section 10A of the Securities Exchange Act of 1934 regarding:

     - critical accounting policies and practices;

     - alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

     - other material written communications between the independent auditor and Company management.

  REVIEW OF AUDITED FINANCIAL STATEMENTS

     6. Discussion of Audited Financial Statements. The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU sec.380) requires discussion.

     7. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

     8. Audit Committee Report. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

  REVIEW OF OTHER FINANCIAL DISCLOSURES

     9. Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards Nos. 61, 71 and 90. The

Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.

     10. Earnings Releases and Other Financial Information. The Audit Committee shall review and discuss generally the types of information to be disclosed in the Company's earnings press releases (including any use of non-GAAP financial measures), as well as in financial information and earnings guidance provided to analysts, rating agencies and others.

     - The Audit Committee's responsibility to discuss earnings releases as well as financial information and earnings guidance may be discharged generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The Audit Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance. The Audit Committee (or at least its Chair) shall, however, endeavor to review earnings releases prior to issuance.

     - The Audit Committee shall discuss the results of SAS 71 reviews performed by the independent auditor.

     11. Quarterly Financial Statements. The Audit Committee shall discuss with the Company's management and independent auditor the Company's quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

  CONTROLS AND PROCEDURES

     12. Oversight. The Audit Committee shall coordinate the Board of Director's oversight of the Company's internal accounting controls, the Company's disclosure controls and procedures and the Company's code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act. The Audit Committee shall review the reports on internal accounting controls contemplated by Sections 103 and 404 of the Sarbanes-Oxley Act.

     13. Procedures for Complaints. The Audit Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     14. Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Audit Committee. For purposes of this paragraph, the term "related party transactions" shall refer to transactions required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

     15. Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D. PROCEDURES AND ADMINISTRATION

     1. Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. At least quarterly, the Audit Committee shall meet separately with (a) the independent auditor and (b) Company management. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

     2. Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member) as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

     3. Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

     4. Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

     5. Independent Advisors. The Audit Committee shall have the authority to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

     6. Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

                              CENTENE CORPORATION
                                     PROXY

                  ANNUAL MEETING OF STOCKHOLDERS, May 6, 2003
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Michael F. Neidorff, Karey L. Witty, and each of them, with full power of substitution, Proxies of the undersigned to vote all shares of Common Stock of Centene Corporation, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of Centene Corporation, to be held at the Ritz-Carlton, 100 Carondelet Ave., St. Louis, Missouri 63105, on Tuesday, May 6, 2003, at 10:00 a.m., central daylight savings time and at any adjournments thereof.

   If both than one of the above named Proxies shall be present in person or by substitution at such meeting or at any adjournment thereof, then both of said Proxies so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

          (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.) ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)








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                            + FOLD AND DETACH HERE +

          YOU CAN NOW ACCESS YOUR CENTENE CORPORATION ACCOUNT ONLINE.

Access your Centene Corporation shareholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, agent for Centene Corporation, now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number
(PIN), you are ready to log in and access your account to:

          - View account status             - View payment history for dividends

          - View certificate history        - Make address changes

          - View book-entry information     - Obtain a duplicate 1099 tax form

                                            - Establish/change your PIN

              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM
                AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.


STEP 1:  FIRST TIME USERS -- ESTABLISH A PIN             STEP 2: LOG IN FOR ACCOUNT ACCESS         STEP 3: ACCOUNT STATUS SCREEN
You must first establish a Personal Identification       You are now ready to log in. To access    You are now ready to access your
Number (PIN) online by following the directions          your account please enter your:           account information. Click on the
provided in the upper right portion of the web                                                     appropriate button to view or
screen as follows. You will also need your Social        - SSN or Investor ID                      initiate transactions.
Security Number (SSN) or Investor ID available to
establish a PIN.                                         - PIN

THE CONFIDENTIALITY OF YOUR PERSONAL INFORMATION         - Then click on the SUBMIT button         - Certificate History
IS PROTECTED USING SECURE SOCKET LAYER (SSL)
TECHNOLOGY.                                              If you have more than one account,        - Book-Entry Information
                                                         you will now be asked to select the
- SSN or Investor ID                                     appropriate account.                      - Issue Certificate

- PIN                                                                                              - Payment History

- Then click on the ESTABLISH PIN button                                                           - Address Change

Please be sure to remember your PIN, or                                                            - Duplicate 1099
maintain it in a secure place for future reference.

              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                       9AM-7PM MONDAY-FRIDAY EASTERN TIME

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

                                                            Please         /  /
                                                            Mark Here
                                                            for Address
                                                            Change or
                                                            Comments
                                                            SEE REVERSE SIDE


1. ELECTION OF CLASS II DIRECTORS   FOR
                              the nominees        WITHHOLD
                              listed (except as   AUTHORITY
Nominees --                   marked to the       to vote for all
01 Edward L. Cahill           contrary)           nominees
02 Robert K. Ditmore
03 David L. Steward              /  /              /  /

(To withhold authority to vote for one or two individual nominees, write the name(s) of the nominee(s) on the line provided below.)


__________________________________________________________________________
The Board of Directors recommends a vote FOR all director nominees.


                                             FOR       AGAINST   ABSTAIN
2. PROPOSAL TO ADOPT 2003 STOCK INCENTIVE
   PLAN.                                     /  /       /  /      /  /
   The Board of Directors recommends a vote
   FOR proposal 2.

                                             FOR       AGAINST   ABSTAIN
3. PROPOSAL TO APPROVE THE
   SHORT-TERM EXECUTIVE COMPENSATION PLAN.   /  /       /  /      /  /
   The Board of Directors recommends a vote
   FOR proposal 3.

4. OTHER BUSINESS:
   In their discretion the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


                                               CONFIDENTIAL VOTE REQUESTED: / /

                                   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                   CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   THIS PROXY IS SOLICITED ON BEHALF OF THE
                                   BOARD OF DIRECTORS


Signature______________________Signature________________________Date_______

Please sign exactly as name appears above and to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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